Exhibit 23.6




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 31, 1999 included in Chadmoore Wireless Group, Inc.'s Form 10-KSB for the year ended December, 31 1998 and to all references to our Firm included in this registration statement.





                                                        ARTHUR ANDERSEN LLP

Las Vegas, Nevada
February 14, 2000